Janus Investment Fund

Janus Henderson Asia Equity Fund	Janus Henderson Global Technology Fund
Janus Henderson Balanced Fund	Janus Henderson Global Value Fund
Janus Henderson Contrarian Fund	Janus Henderson Growth and Income Fund
Janus Henderson Emerging Markets Fund	Janus Henderson International Opportunities Fund
Janus Henderson Enterprise Fund	Janus Henderson International Small Cap Fund
Janus Henderson European Focus Fund	Janus Henderson International Value Fund
Janus Henderson Forty Fund	Janus Henderson Overseas Fund
Janus Henderson Global Equity Income Fund	Janus Henderson Research Fund
Janus Henderson Global Life Sciences Fund	Janus Henderson Triton Fund
Janus Henderson Global Real Estate Fund	Janus Henderson U.S. Growth Opportunities Fund
Janus Henderson Global Research Fund	Janus Henderson Venture Fund
Janus Henderson Global Select Fund

(each, a “Fund” and collectively, the “Funds”)

Class A Shares	Class S Shares	Class N Shares	Class T Shares
Class C Shares	Class I Shares	Class R Shares

Supplement dated October 28, 2019

to Currently Effective Prospectuses

Effective on October 28, 2019, the Funds’ prospectuses are amended as follows:

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Under “Raymond James” in the Appendix A – Intermediary Sales Charge Waivers and Discounts section of the Funds’ prospectuses, the following information replaces the corresponding information in its entirety:

The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates:

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Please retain this Supplement with your records.

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